PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT dated as of May 21, 2008 (as amended, modified, restated or supplemented from time to time, the “Pledge Agreement”) is by and among the parties identified as “Pledgors” on the signature pages hereto and such other parties as may become Pledgors hereunder after the date hereof by executing a Pledge Supplement Agreement in the form attached hereto as Schedule I and made a part hereof (individually a “Pledgor”, and collectively the “Pledgors”) and Bank of America, N.A., as collateral agent under the Intercreditor Agreement (defined below) (in such capacity, the “Collateral Agent”) for the Secured Creditors (defined below).

W I T N E S S E T H

WHEREAS, a credit facility has been established in favor of Ruby Tuesday, Inc., a Georgia corporation (“Ruby Tuesday” or the “Borrower”), pursuant to the terms of that certain Amended and Restated Revolving Credit Agreement dated as of February 28, 2007 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”) among the Borrower, the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A., as administrative agent for the Lenders (“Administrative Agent”), issuing bank and swing line lender; and

WHEREAS, Ruby Tuesday has entered into that certain Amended and Restated Loan Facility Agreement and Guaranty dated as of November 19, 2004 (as amended, modified, supplemented or extended from time to time, the “Loan Facility Agreement”) among Ruby Tuesday as the sponsor, the participants from time to time party thereto (the “Participants”) and Bank of America, N.A. as servicer and agent for the Participants (the “Servicer”); and

WHEREAS, pursuant to that certain Amended and Restated Note Purchase Agreement dated as of May 21, 2008 among Ruby Tuesday and the purchasers party thereto (the “Senior Note Purchasers”) (as amended, modified, restated or supplemented from time to time, the “Senior Note Purchase Agreement”), Ruby Tuesday has issued and sold to the Senior Note Purchasers Amended and Restated Senior Secured Notes, Series A, due April 1, 2010 and Amended and Restated Senior Secured Notes, Series B, due April 1, 2013 (together with all notes issued in substitution or exchange therefore or in replacement thereof in accordance with the terms of the Senior Note Purchase Agreement, the “Senior Notes”); and

WHEREAS, the Lenders, the Participants and the Senior Note Purchasers have each required that the Pledgors execute and deliver to the Collateral Agent, for the benefit of the Secured Creditors, this Pledge Agreement; and

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

(a)         Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Intercreditor Agreement.

(b)        As used herein, the following terms shall have the meanings assigned thereto in the UCC: Accession, Financial Asset, Proceeds and Security.

(c)        As used herein, the following terms shall have the meanings set forth below:

“Administrative Agent” has the meaning provided in the Recitals hereof.

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“Borrower” has the meaning provided in the Recitals hereof.

“Collateral Agent” has the meaning provided in the introductory paragraph hereof.

“Credit Agreement” has the meaning provided in the Recitals hereof.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default Rate” has the meaning provided in the Intercreditor Agreement.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any state of the United States or the District of Columbia.

“Enforcement Event” has the meaning provided in the Intercreditor Agreement.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Event of Default” has the meaning provided in the Intercreditor Agreement.

“Financing Documents” has the meaning provided in the Intercreditor Agreement.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than one of the fifty states of the United States or the District of Columbia.

“Governmental Authority” means any nation or government, any state of other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions pertaining to government.

“Intercreditor Agreement” means that certain Intercreditor and Collateral Agency Agreement dated as of the date hereof among the Borrower, the Subsidiaries of the Borrower party thereto, the Senior Note Purchasers, the Administrative Agent, on behalf of all of the Lenders under the Credit Agreement, the Servicer on behalf of all the Participants under the Loan Facility Agreement and the Collateral Agent, as amended, modified, supplemented or extended from time to time.

“Lenders” has the meaning provided in the Recitals hereof.

“Lien” has the meaning provided in the Intercreditor Agreement.

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“Loan Facility Agreement” has the meaning provided in the Recitals hereof.

“Non-Voting Equity” has the meaning provided in Section 2 hereof.

“Participants” has the meaning provided in the Recitals hereof.

“Permitted Liens” means any Lien which is permitted under each of the Credit Agreement, the Loan Facility Agreement and the Senior Note Purchase Agreement.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged Collateral” has the meaning provided in Section 2 hereof.

“Pledged Shares” has the meaning provided in Section 2 hereof.

“Pledgor” and “Pledgors” has the “meaning provided in the introductory paragraph hereof.

“Requisite Creditors” has the meaning provided in the Intercreditor Agreement.

“Ruby Tuesday” has the meaning provided in the Recitals hereof

“Secured Creditors” means the collective reference to the holders of the Senior Secured Obligations and “Secured Creditor” means any one of them.

“Securities Act” has the meaning provided in Section 8 hereof.

“Senior Note Purchasers” has the meaning provided in the Recitals hereof.

“Senior Note Purchase Agreement” has the meaning provided in the Recitals hereof.

“Senior Notes” has the meaning provided in the Recitals hereof.

“Senior Secured Obligations” has the meaning provided in the Intercreditor Agreement.

“Servicer” has the meaning provided in the Recitals hereof.

“Subsidiary” has the meaning provided in the Intercreditor Agreement.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Georgia.

“Voting Equity” has the meaning provided in Section 2 hereof.

2.          Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Senior Secured Obligations, each Pledgor hereby grants, pledges and assigns to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in, and a right to set-off against, any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Pledged Collateral”):

(a)         Pledged Shares. (i) One hundred percent (100%) (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Equity Interests owned by such Pledgor of

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each Domestic Subsidiary set forth on Schedule 2(a) attached hereto and (ii) sixty-six percent (66%) (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) (“Voting Equity”) and one hundred percent (100%) (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) (“Non-Voting Equity”) owned by such Pledgor of each Foreign Subsidiary directly owned by such Pledgor set forth on Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such Equity Interests, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Equity Interests described in Section 2(b) below, the “Pledged Shares”), including, but not limited to, the following:

(A)        all shares, securities, membership interests and other Equity Interests or other property representing a dividend or other distribution on or in respect of any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any other dividends, distributions, subscriptions, warrants, cash, securities, instruments, rights, options or other property issued to or received or receivable by the holder of, or otherwise in respect of, the Pledged Shares; and

(B)        without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the any Financing Document, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving entity, all Equity Interests of the successor entity formed by or resulting from such consolidation or merger.

(b)         Additional Shares. (i) One hundred percent (100%) (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Equity Interests owned by such Pledgor of any Person that hereafter becomes a Domestic Subsidiary and (ii) sixty-six percent (66%) (or, if less, the full amount owned by such Pledgor) of the Voting Equity and one hundred percent (100%) (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity owned by such Pledgor of any Person that hereafter becomes a Foreign Subsidiary directly owned by such Pledgor, including, without limitation, the certificates (or other agreements or instruments) representing such Equity Interests.

(c)         Accessions and Proceeds. All Accessions and all Proceeds of any and all of the foregoing.

Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional Equity Interests to the Collateral Agent as collateral security for the Senior Secured Obligations. Upon delivery to the Collateral Agent, such additional Equity Interests shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional Equity Interests.

3.          Security for Senior Secured Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the Senior Secured Obligations (subject to Section 23 hereof).

4.	Delivery of the Pledged Collateral. Each Pledgor hereby agrees that:

(a)         Delivery of Certificates. Each Pledgor shall deliver to the Collateral Agent Agent (i) simultaneously with or prior to execution and delivery of this Pledge Agreement, all

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certificates, if any, representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Collateral Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Collateral Agent pursuant hereto. All such certificates and instruments shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.

(b)         Additional Securities. If such Pledgor shall receive (or become entitled to receive) by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate or instrument, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or membership or other Equity Interests, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, conversion of, or an exchange for, any Pledged Collateral or otherwise in respect thereof; (iii) dividends payable in securities; or (iv) distributions of securities or other Equity Interests, cash or other property in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall accept and receive each such certificate, instrument, option, right, dividend or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Pledgor’s other property and shall deliver it forthwith to the Collateral Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Senior Secured Obligations.

(c)         Financing Statements. Each Pledgor authorizes the Collateral Agent to file one or more financing statements (with a description of the Pledged Collateral contained herein) disclosing the Collateral Agent’s security interest in the Pledged Collateral. Each Pledgor agrees to execute and deliver to the Collateral Agent such financing statements and other filings as may reasonably be requested by the Collateral Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

5.          Representations and Warranties. Each Pledgor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Creditors, that so long as any of the Senior Secured Obligations remains outstanding (other than any indemnity obligations that survive the termination of the commitments relating thereto) and until all of the commitments relating thereto have been terminated:

(a)         Authorization of Pledged Shares. The Pledged Shares owned by such Pledgor are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person.

(b)         Title. Such Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and is the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no “adverse claim” within the meaning of Section 8-102 of the UCC with respect to the Pledged Shares of such Pledgor other than Permitted Liens.

(c)         Exercising of Rights. The exercise by the Collateral Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting such Pledgor or any of its property.

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(d)         Pledgor’s Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Collateral or any other Person is required either (i) for the pledge made by such Pledgor or for the granting of the security interest by such Pledgor pursuant to this Pledge Agreement (except as have been already obtained) or (ii) for the exercise by the Collateral Agent or the Secured Creditors of their rights and remedies hereunder (except as may be required by the UCC or applicable foreign laws or laws affecting the offering and sale of securities).

(e)         Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Collateral Agent for the benefit of the Secured Creditors, in the Pledged Collateral owned by such Pledgor. The taking of possession by the Collateral Agent of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Collateral Agent’s security interest in the Pledged Shares consisting of certificated securities of Domestic Subsidiaries and, when properly perfected by filing or registration, in all other Pledged Collateral represented by such Pledged Shares and instruments securing the Senior Secured Obligations. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

(f)         Partnership and Membership Interests. Except as previously disclosed to the Collateral Agent, none of the Pledged Shares consisting of partnership or limited liability company interests owned by such Pledgor (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

(g)         No Other Interests. As of the date hereof, such Pledgor does not own any Equity Interests in any Subsidiary other than as set forth on Schedule 2(a) attached hereto.

6.          Covenants. Each Pledgor hereby covenants, that so long as any of the Senior Secured Obligations remain outstanding and until all of the commitments relating thereto have been terminated, such Pledgor shall:

(a)         Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Collateral Agent, for the benefit of the Secured Creditors, pursuant to this Pledge Agreement.

(b)         Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Financing Documents.

(c)         Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be reasonably necessary and desirable or that the Collateral Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including, without limitation, any and all action necessary to satisfy the Collateral Agent that the Collateral Agent has obtained a first priority perfected security interest in all Pledged Collateral); (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without li mitation and if requested by the Collateral Agent, delivering to

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the Collateral Agent upon its request after the occurrence of an Event of Default, irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

(d)         Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Financing Documents.

(e)         Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

(f)         Issuance or Acquisition of Equity Interests. Not, without executing and delivering, or causing to be executed and delivered, to the Collateral Agent such agreements, documents and instruments as the Collateral Agent may reasonably request for the purpose of perfecting its security interest therein, issue or acquire any Equity Interests constituting Pledged Collateral consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

7.          Advances by Secured Creditors. On failure of any Pledgor to perform any of the covenants and agreements contained herein which constitutes an Event of Default and while such Event of Default is continuing, the Collateral Agent may, at its sole option and in its sole discretion, upon prior notice to the Pledgors, perform the same and in so doing may expend such sums as the Collateral Agent may deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Collateral Agent or the Secured Creditors may make for the protection of the security hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis (subject to Section 23 hereof) promptly upon timely notice thereof and demand therefor, shall constitute additional Senior Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Collateral Agent or the Secured Creditors on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the Financing Documents or any other documents relating to the Senior Secured Obligations.

8.	Remedies.

(a)         General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent and the Secured Creditors shall have, in addition to the rights and remedies provided herein, in the Financing Documents, in any other documents relating to the Senior Secured Obligations, or by law (including, without limitation, levy of attachment and garnishment), the rights and remedies of a secured party under the Uniform Commercial Code of the jurisdiction applicable to the affected Pledged Collateral.

(b)        Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section 8 and without notice, the Collateral Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable

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law. To the extent permitted by law, any Secured Creditor may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of Section 14 of this Pledge Agreement at least ten days before the time of such sale. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c)         Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Collateral Agent may be unable or deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may be at prices and on other terms less favorable than the prices and other terms that might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act or under applicable state securities laws. Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral that has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933, as amended (the “Securities Act”)), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and the Collateral Agent may, in such event, bid for the purchase of such Pledged Collateral.

(d)        Retention of Pledged Collateral. To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Senior Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have accepted or retained any Pledged Collateral in satisfaction of any Senior Secured Obligations for any reason.

(e)         Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Creditors are legally entitled, the Pledgors shall be jointly and severally liable (subject to Section 23 hereof) for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and attorneys’ fees and expenses. Any surplus remaining after the full payment and satisfaction of the Senior Secured Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

9.	Rights of the Collateral Agent.

(a)         Power of Attorney. Each Pledgor hereby designates and appoints the Collateral Agent, on behalf of the Secured Creditors, and each of its designees or agents, as attorney-in-fact of such

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Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

(i)         to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Pledged Collateral, all as the Collateral Agent may deem appropriate;

(ii)        to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral and enforcing any other right in respect thereof;

(iii)       to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem appropriate;

(iv)       to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Pledged Collateral;

(v)        to direct any parties liable for any payment in connection with any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

(vi)       to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral;

(vii)      to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral;

(viii)     to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may deem appropriate in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

(ix)       to exchange any of the Pledged Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may deem appropriate;

(x)        to vote for a shareholder or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral into the name of the Collateral Agent or one or more of the Secured Creditors or into the name of any transferee to whom the Pledged Collateral or any part thereof may be sold pursuant to Section 8 hereof; and

(xi)       to do and perform all such other acts and things as the Collateral Agent may deem appropriate or convenient in connection with the Pledged Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Senior Secured Obligations shall remain outstanding and until all of the commitments relating thereto shall have been terminated. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred

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on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral. To the extent any Secured Creditor obtains or seeks to obtain any benefit from this Pledge Agreement or asserts or claims any interest in the Pledged Collateral shall be deemed to have agreed to appoint the Collateral Agent as its attorney-in-fact with all rights and powers conferred to the Collateral Agent under this Pledge Agreement.

(b)        Assignment by the Collateral Agent. The Collateral Agent may from time to time assign the Pledged Collateral and any portion thereof to a successor agent in accordance with the Intercreditor Agreement, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Pledge Agreement in relation thereto.

(c)         The Collateral Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Collateral Agent hereunder and to account for all proceeds thereof, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgors shall be responsible for preservation of all rights in the Pledged Collateral, and the Collateral Agent shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any of the Pledged Collateral.

(d)	Voting Rights in Respect of the Pledged Collateral.

(i)         So long as no Event of Default shall have occurred and be continuing, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Financing Documents; and

(ii)        Upon the occurrence and during the continuance of an Event of Default and upon notice to the applicable Pledgor from the Collateral Agent, all rights of a Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon become vested in the Collateral Agent, which shall then have the sole right to exercise such voting and other consensual rights.

(e)	Dividend Rights in Respect of the Pledged Collateral.

(i)          So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends and distributions (other than stock dividends and other dividends and distributions constituting Pledged Collateral addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Financing Documents.

(ii)	Upon the occurrence and during the continuance of an Event of Default:

(A)        all rights of a Pledgor to receive the dividends, distributions and interest payments that it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon be vested in

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the Collateral Agent, which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

(B)        all dividends and interest payments that are received by a Pledgor contrary to the provisions of paragraph (A) of this subsection shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Senior Secured Obligations.

(f)         Release of Pledged Collateral. To the extent permitted by and in accordance with the Intercreditor Agreement, the Collateral Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted. Notwithstanding the foregoing, the Collateral Agent may release any Lien on any Pledged Collateral granted to or held by the Collateral Agent under this Pledge Agreement (i) upon the termination of the Pledge Agreement in accordance with the terms of the Intercreditor Agreement, (ii) that is transferred or to be transferred as part of or in connection with any transfer or other disposition permitted under the Financing Documents, or (iii) as approved in accordance with the Intercreditor Agreement.

10.        Application of Proceeds. After the occurrence of an Enforcement Event, any payments hereunder and any proceeds of the Pledged Collateral, when received by the Collateral Agent or any of the Secured Creditors in cash or its equivalent, will be applied in reduction of the Senior Secured Obligations in the order set forth in the Intercreditor Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent’s sole discretion, notwithstanding any entry to the contrary upon its books and records.

11.	Continuing Agreement.

(a)         This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Senior Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated. Upon payment or other satisfaction of all Senior Secured Obligations and termination of all commitments relating thereto, this Pledge Agreement shall be automatically terminated and the Collateral Agent and the Secured Creditors shall, upon the request and at the expense of the Pledgors, forthwith release all of its liens and security interests hereunder, shall return all certificates or instruments pledged hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

(b)        This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Senior Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Creditor as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Senior Secured Obligations is rescinded or must be restored or returned, all costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by the Collateral Agent or any

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Secured Creditor in defending and enforcing such reinstatement shall be deemed to be included as a part of the Senior Secured Obligations.

12.        Amendments and Waivers. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except by a written notice instrument executed by each Pledgor and the Collateral Agent; provided, that the Collateral Agent may not amend, waive, modify, change, discharge or terminate any provision of this Pledge Agreement without the written consent of the Requisite Creditors.

13.         Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Creditors hereunder, to the benefit of the Collateral Agent and the Secured Creditors and their successors and permitted assigns; provided, however, that, except as provided in the Intercreditor Agreement, none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the requisite Secured Creditors under the Intercreditor Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Collateral Agent and each Secured Creditor, and their respective successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent or such holder, or their respective officers, employees or agents.

14.        Notices. All notices required or permitted to be given under this Pledge Agreement shall be given at the address specified below, or at such other address as may be designated in a written notice to the other parties hereto:

if to the Pledgors:	Ruby Tuesday, Inc.

150 West Church Avenue

Maryville, TN 37801

Attention: Chief Financial Officer

Telecopy: 865-379-6817

if to the Collateral Agent:	Bank of America, N.A.

Agency Management

231 South LaSalle Street

Mail Code: IL1-231-10-41

Chicago, Illinois 60604

Attention: Laura Call

Telephone: 312-828-3559

Facsimile: 877-207-2883

15.        Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

16.        Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

17.	Governing Law; Submission to Jurisdiction; Venue.

(a)        THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF GEORGIA WITHOUT REGARD TO

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CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b)       ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE WESTERN DISTRICT OF NORTH CAROLINA, AND BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, EACH PLEDGOR AND THE COLLATERAL AGENT, ON BEHALF OF ITSELF AND EACH SECURED CREDITOR, CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PLEDGOR AND THE COLLATERAL AGENT, ON BEHALF OF ITSELF AND EACH SECURED CREDITOR, IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHER FINANCING DOCUMENT RELATED THERETO. EACH PLEDGOR AND THE COLLATERAL AGENT, ON BEHALF OF ITSELF AND EACH SECURED CREDITOR, WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

18.	Waiver of Right to Trial by Jury.

EACH PARTY TO THIS PLEDGE AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS PLEDGE AGREEMENT OR ANY OTHER FINANCING DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS PLEDGE AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS PLEDGE AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

19.         Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

20.        Entirety. This Pledge Agreement, the other Financing Documents and the other documents relating to the Senior Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Financing Documents, any other documents relating to the Senior Secured Obligations, or the transactions contemplated herein and therein.

21.        Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the other Financing Documents and the other documents relating to the Senior Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

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22.        Other Security. To the extent that any of the Senior Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then to the maximum extent permitted by applicable law the Collateral Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Collateral Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Senior Secured Obligations or any of the rights of the Collateral Agent or the Secured Creditors under this Pledge Agreement, under any of the other Financing Documents or under any other document relating to the Senior Secured Obligations.

23.	Joint and Several Obligations of Pledgors.

(a)         Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Creditors, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

(b)        Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Senior Secured Obligations arising under this Pledge Agreement, the other Financing Documents and any other documents relating to the Senior Secured Obligations, it being the intention of the parties hereto that all the Senior Secured Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

(c)         Notwithstanding any provision to the contrary contained herein, in any other of the Financing Documents or in any other documents relating to the Senior Secured Obligations, the obligations of each Guarantor under the Intercreditor Agreement, the other Financing Documents and the documents relating to the Senior Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Debtor Relief Laws or any comparable provisions of any applicable state law.

[Signature Pages Follow]

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            Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:	RUBY TUESDAY, INC.,

a Georgia corporation

By:/s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:   Senior Vice President

RTBD, INC.

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  President

RT FINANCE, INC.

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

RUBY TUESDAY GC CARDS, INC.

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

RT TAMPA FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

RT ORLANDO FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

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RT SOUTH FLORIDA FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

RT NEW YORK FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

RT SOUTHWEST FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

RT MICHIANA FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

RT FRANCHISE ACQUISITION, LLC

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

RT FLORIDA EQUITY, LLC

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

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RTGC, LLC

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

RT WEST PALM BEACH FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

RT MICHIGAN FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

RT DETROIT FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

RUBY TUESDAY, LLC

By: /s/ Marguerite N. Duffy

Name:Marguerite N. Duffy

Title:  Vice President

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Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,

as Collateral Agent

By: /s/ Anne Zeschke
Name:Anne Zeschke

Title:  Assistant Vice President

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SCHEDULE 2(a)

EQUITY INTERESTS

Pledgor	Issuer	Number of Shares/Units	Certificate Number	Percentage Ownership

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EXHIBIT 4(a)

FORM OF IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of ____________________, a ____________ corporation:

Number of Shares	Certificate Number

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

[HOLDER]

By:
Name:
Title:

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SCHEDULE I

FORM OF

PLEDGE SUPPLEMENT AGREEMENT (this “Supplement”), dated as of ________ __, 20__ is by and between [________] (the “New Pledgor”) and BANK OF AMERICA, N.A., in its capacity as Collateral Agent under the Pledge Agreement dated as of May __, 2008 (as amended or modified from time to time, the “Pledge Agreement”) among Ruby Tuesday, Inc., the other Pledgors party thereto and Bank of America, N.A., in its capacity as Collateral Agent for the benefit of the Secured Creditors. Terms used but not otherwise defined herein shall have the meanings provided in the Pledge Agreement.

The New Pledgor hereby agrees as follows with the Collateral Agent, for the benefit of the Secured Creditors:

1.          The New Pledgor, as security for the Senior Secured Obligations, hereby pledges and assigns to the Collateral Agent, for the benefit of the Secured Creditors, and grants to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in any and all right, title and interest of the New Pledgor in and to the Pledged Shares, including, without limitation, the Pledged Shares identified on Schedule A attached hereto and all of the Pledged Collateral relating thereto pursuant to the terms of the Pledge Agreement. The information on the Schedule 2(a) to the Pledge Agreement is hereby amended to add the information shown on the attached Schedule A. The New Pledgor intends that the Pledge Agreement be construed as if the Pledged Shares identified on Schedule A attached hereto had originally been included in Schedule 2(a) to the Pledge Agreement.

2.          The New Pledgor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Creditors, that (a) this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, (b) the representations and warranties made by it as a Pledgor under the Pledge Agreement are true and correct on and as of the date hereof based upon the applicable information referred to in clause (c) of this Section and (c) the original stock certificate(s) evidencing the Pledged Shares identified on Schedule A attached hereto and executed stock power(s) with respect thereto in the form of Schedule B hereto accompany this Supplement.

3.          The New Pledgor authorizes the Collateral Agent to file one or more financing statements (with a description of the Pledged Collateral contained herein) disclosing the Collateral Agent’s security interest in the Pledged Collateral. The New Pledgor agrees to execute and deliver to the Collateral Agent such financing statements and other filings as may be requested by the Collateral Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such New Pledgor.

4.          The New Pledgor hereby acknowledges, agrees and confirms that by execution of this Supplement, the New Pledgor will be deemed to be a party to the Pledge Agreement and a “Pledgor” for all purposes thereunder and shall have all of the obligations of the Pledgors thereunder as though it had executed the Pledge Agreement.

5.          This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

6.          This Supplement shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia.

[remainder of page intentionally left blank]

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            IN WITNESS WHEREOF, the New Pledgor has caused this Supplement to be duly executed by its authorized officer, and the Collateral Agent has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[New Pledgor]

By

Name:

Title:

Acknowledged and accepted:

BANK OF AMERICA, N.A., as Collateral Agent

By

Name:

Title:

2

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Schedule A

to

Supplement Agreement

EQUITY INTERESTS

Pledgor	Issuer	Number of Shares/Units	Certificate Number	Percentage Ownership

3

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SCHEDULE B

FORM OF IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of ____________________, a ____________ corporation:

Number of Shares	Certificate Number

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

[HOLDER]

By:
Name:
Title:

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